Our Patients Our People Our Business Our Community © 2008 Endo Pharmaceuticals. All Rights Reserved. Endo Pharmaceuticals J.P. Morgan Healthcare Conference January 14, 2009 Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
regarding, among other things, the proposed transaction with Indevus, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future net sales, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,”
“may,” “intend,” “guidance” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this press release. These factors include, but are not limited to: the satisfaction of closing conditions for the acquisition, including clearance under the Hart- Scoott Rodino Antitrust Improvements Act; the tender of the majority of the outstanding shares of common stock of Indevus; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; the possibility that the acquisition of Indevus is not complimentary to Endo; the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products and pipeline products; competition in our industry, including for branded and generic products, and in connection with our acquisition of rights to assets, including intellectual property; government regulation of the pharmaceutical industry; our dependence on a small number of products and on outside manufacturers for the manufacture of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of controlled substances in many of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; our ability to protect our proprietary technology; our ability to successfully implement our in-
licensing and acquisition strategy; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by the government; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total net sales; a determination by a regulatory agency that we are engaging in inappropriate sales or marketing activities, including promoting the “off-label” use of our products; the loss of branded product exclusivity periods and related intellectual property; and exposure to securities that are subject to market risk including auction-rate securities the market for which is currently illiquid; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the
Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on
Form 10-K, particularly the discussion under the caption "Item 1A, RISK FACTORS" in our annual report on Form 10-K/A for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on April 29, 2008. The forward-looking statements in this press release and on the related conference call are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Aging population
Healthcare delivery
Physician economics
Payor mentality

ENDO PHARMACEUTICALS

3 A New Era in Specialty Pharmaceuticals Changing Healthcare Environment

4 2008 Achievements 2008 sales through Q3 up 17% over 2007* Experienced leadership team in place Reduced expenses Expanded R&D competencies Base business continues to grow *As of 9/30/08

Lidoderm®
LIDOCAINE PATCH 5%

think™
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets
5 mg, 7.5 mg, 10 mg, 15 mg, 20 mg, 30 mg, 40 mg

OPANA®
(oxymorphone HCl) CII
Tablets 5 mg, 10 mg

Voltaren® Gel
(diclofenac sodium topical gel) 1%

Frova®
frovatriptan succinate
2.5mg Tablets

ENDO
PHARMACEUTICALS

5 Strong Product Portfolio

Net Sales
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$252.0
$399.0
$595.6
$615.1
$820.2
$909.7
$1,085.6
*Est.
2001
2002
2003
2004
2005
2006
2007
2008*

6 Demonstrated Business Success ($ in thousands) *2008 revenue guidance $1.245- $1.280 million

$820,000
$840,000
$860,000
$880,000
$900,000
$920,000
$940,000
$960,000
12.31.2007 3.31.2008 6.30.2008 9.30.2008
Cash, Cash Equivalents & Marketable Securities
(in thousands)
Endo’s Strong Capital Position

Financial Summary as of 9/30/08
Full-year 2008 financial results and 2009 financial guidance will be provided on February 27, 2009
Cash, cash equivalents & marketable
securities
$914.2 M
2008 increase in cash and cash
equivalents (from 12/31/07)
$282.6 M
Net sales $913.2 M
YTD EPS $1.48 (diluted)

Lidoderm®
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

Lidoderm®: for Treatment of Post-Herpetic
Neuralgia Pain
2008 sales through Q3 up 13% over
2007*
Full sales force support
Strong patent protection
2012 method of use
2015 composition of matter
Profitable product
*As of 9/30/2008

think™

OPANA® ER

(oxymorphone HCl) CII

Extended-release tablets

5 mg, 7.5 mg, 10 mg, 15 mg, 20 mg, 30 mg, 40 mg

OPANA®

(oxymorphone HCl) CII

Tablets 5 mg, 10 mg

ENDO PHARMACEUTICALS

Opana®
for Moderate to Severe Pain
2008 sales through Q3 up 64% over 2007*
Specialty sales force responsibly promoting to appropriate
prescribers
First oral BID extended release oxymorphone
*As of 9/30/2008

Voltaren® Gel
(diclofenac sodium topical gel) 1%

Frova®
frovatriptan succinate
2.5mg Tablets

ENDO
PHARMACEUTICALS

Voltaren®
Gel for OA Pain &
Frova®
for Migraines
Indicated for acute treatment of migraine headaches in adults
Market differentiation based on low recurrence rate, long half-life
First approved topical NSAID gel for the treatment of OA pain
Launched in March 2008
Strong TRx growth since launch

Our Patients Our People Our Business Our Community © 2008 Endo Pharmaceuticals. All Rights Reserved. Building On Our Base Business

•
Invest in new therapeutic areas with focus on innovation
•
e.g. urology, oncology, endocrinology
•
Explore all platforms including small molecule, large molecule and drug delivery
•
Create integrated solutions in specialty areas with significant unmet need and low cost of entry
•
Maintain revenue growth within pain franchise to enable expanded vision
Endo’s 2009 Strategic Objectives

14 Endo’s Expanded Vision Time Pain Pain Specialty Specialty Generics Generics Pelvic Pelvic Disease Disease

Expanding Our Business
PELVIC
HEALTH
Gyne-
cology
Uro-
logy
Neph-
rology
Other
Oncology
Oncology
Lung?
Brain?
Breast?
BPH
OAB
IC
Fibroids
Endo-
metriosis
Transplant
ESRD
Lupus Neph.
Ovarian
Kidney
Bladder
Uterine Prostate
Dysmen-
orrhea
New opportunities for
treatment of pain
Collaboration
opportunities
Enhanced drug
delivery mechanisms

Guiding Principles of Our Vision

Build on core competencies in pain
Utilize virtual networks to improve efficiency
Manufacturing
Sales
Early-stage research
Leverage current assets and develop specialized
infrastructure
Expand therapeutic focus through acquisition/strategic
partnerships
Develop Integrated Solutions

Our Patients Our People Our Business Our Community © 2008 Endo Pharmaceuticals. All Rights Reserved. Thank You J.P. Morgan Healthcare Conference